UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2024
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Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N. LaSalle St., Suite 4140 Chicago, IL	60602
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Blue Owl Real Estate Net Lease Trust (the “Company”) has designated a new class of Class N common shares, par value $0.01 per share (the “Class N shares”), as described in Item 5.03 on this Current Report on Form 8-K. The preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of redemption for the Class N shares are substantially similar to the rights, preferences and terms of the Company’s Class S, Class D and Class I shares, including the same proportional rights to the Company’s assets. In connection therewith, the Company is amending certain of its documents to incorporate the designation of Class N shares.

Fourth Amended and Restated Limited Partnership Agreement of Blue Owl NLT Operating Partnership LP

On April 19, 2024, the Company, on behalf of itself as a general partner and on behalf of the limited partners thereto, entered into the Fourth Amended and Restated Limited Partnership Agreement (the “Amended Operating Partnership Agreement”) of Blue Owl NLT Operating Partnership LP (the “Operating Partnership”). The Amended Operating Partnership Agreement amends the prior version of the agreement to make certain updates to reflect the new Class N shares of the Company and to establish two new classes of units of the Operating Partnership (“OP Units”), designated as Class N Units and Class N-1 Units. The preferences, rights, restrictions, qualifications, and terms and conditions of conversion and redemption for the Class N Units are substantially similar to the rights, preferences and terms of the Operating Partnership’s Class S Units, Class D Units and Class I Units. The preferences, rights, restrictions, qualifications, and terms and conditions of conversion and redemption for the Class N-1 Units are substantially similar to the rights, preferences and terms of the Operating Partnership’s Class S-1 Units and Class D-1 Units, except that the investor servicing fee for a Class N-1 Unit shall equal 0.50% per annum of the net asset value of each Class N-1 Unit.

The foregoing summary description of the Amended Operating Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Operating Partnership Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Dealer Manager Agreement and Form of Participating Broker-Dealer Agreement

On April 19, 2024, the Company, Blue Owl Real Estate Capital LLC and Blue Owl Securities LLC entered into the Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), including a revised form of Participating Broker-Dealer Agreement (the “Amended Form of Participating Broker-Dealer Agreement”) to be entered into with certain broker-dealers and Blue Owl Securities LLC. The Amended Dealer Manager Agreement and the Amended Form of Participating Broker-Dealer Agreement amend and restate the prior versions of the agreements to make certain updates to reflect the designation of the new Class N shares of the Company.

The foregoing summary descriptions of the Amended Dealer Manager Agreement and the Amended Form of Participating Broker-Dealer Agreement do not purport to be complete and are qualified in their entirety by reference to the Amended Dealer Manager Agreement and the Amended Form of Participating Broker-Dealer Agreement, copies of which are included as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Declaration of Trust

On April 19, 2024, the Company adopted the Third Amended and Restated Declaration of Trust (the “Amended Declaration of Trust”) pursuant to which the Company designated the new Class N shares.

The foregoing summary description of the Amended Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the Amended Declaration of Trust, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events

Fourth Amended and Restated Share Repurchase Plan

Effective April 19, 2024, the Board of Trustees (the “Board”) of the Company amended the Company’s share repurchase plan (the “Share Repurchase Plan”) to incorporate Class N shares in the Share Repurchase Plan. The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Distribution Reinvestment Plan

Effective April 19, 2024, the Board amended the Company’s distribution reinvestment plan (the “DRIP”) to incorporate Class N shares in the DRIP. The foregoing summary description of the DRIP does not purport to be complete and is qualified in its entirety by reference to the DRIP, a copy of which is included as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Third Amended and Restated Declaration of Trust of Blue Owl Real Estate Net Lease Trust as of April 19, 2024
4.1	Fourth Amended and Restated Share Repurchase Plan, dated April 19, 2024
4.2	Amended and Restated Distributions Reinvestment Plan of the Company
10.1	Fourth Amended and Restated Limited Partnership Agreement of Blue Owl NLT Operating Partnership LP
10.2	Amended and Restated Dealer Manager Agreement, dated April 19, 2024, between Blue Owl Real Estate Net Lease Trust, Blue Owl Real Estate Capital LLC and Blue Owl Securities LLC
10.3	Form of Participating Broker-Dealer Agreement between Blue Owl Securities LLC and participating broker-dealers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: April 23, 2024